Exhibit 10.1

SECOND AMENDMENT TO

CO-DEVELOPMENT AND DISTRIBUTION AGREEMENT

This SECOND AMENDMENT (this “Second Amendment”) is made effective as of March 6, 2013 and is made in reference to that certain Co-Development and Distribution Agreement with an effective date of April 5, 2011 between MRI Interventions, Inc. (f/k/a SurgiVision, Inc.), a Delaware corporation (“MRI Interventions”) and Brainlab AG, a German corporation (“Brainlab”), as previously amended by that certain First Amendment dated as of July 18, 2011 (as amended, the “Agreement”).

WHEREAS, Brainlab and MRI Interventions previously entered into the Agreement; and

WHEREAS, Brainlab and MRI Interventions desire to amend the terms of the Agreement.

NOW, THEREFORE, the Agreement is hereby further amended as set forth below:

1.             Defined Terms. Capitalized terms used in this Amendment without definition shall have the same meanings ascribed to such terms in the Agreement.

2.             Amendment to Article I. Article I (Definitions) of the Agreement is hereby amended by deleting Sections 10 (Conversion Date), 11 (Conversion Shares), 24 (Qualified Financing), and 25 (Qualified Financing Stock).

3.             Amendment to Article XIII.

(a)            Article XIII (Investment in [MRI Interventions]) of the Agreement is hereby amended by deleting Sections 2 and 3.

(b)            Article XIII (Investment in [MRI Interventions]) of the Agreement is hereby amended by deleting the first clause of Section 3 and substituting the following therefor:

“Brainlab represents and warrants to MRI Interventions that Brainlab is acquiring the Note for investment for Brainlab’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof;”

4.             Miscellaneous. On and after the date hereof, reference in the Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to such Agreement shall mean and be a reference to the Agreement as amended by this Amendment. Except as expressly provided in this Amendment, all other terms, conditions and provisions of the Agreement shall continue in full force and effect as provided therein.

[Signature page follows.]

IN WITNESS WHEREOF, the Parties have executed this Second Amendment as of the date first above written.

MRI INTERVENTIONS, INC.

By:	/s/ Kimble Jenkins
Kimble Jenkins
Chief Executive Officer

BRAINLAB AG

By:	/s/ Joseph Doyle
Name:	Joseph Doyle
Title:	CFO